UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2014 (January 14, 2014)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-30407	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703	(608) 443-1600
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported under Item 2.01 of the Current Report on Form 8-K of Sonic Foundry, Inc. (“Sonic Foundry” or the Company) filed on January 21, 2014 (the “Original 8-K”), the Company completed the acquisition of all of the outstanding shares of Mediasite K.K. on January 14, 2014. On April 2, 2014, Sonic Foundry filed a Form 8-K/A (the “April 2nd Form 8-K/A”) amending the Original 8-K to provide financial statements of the business acquired and pro forma financial information relating to the acquisition pursuant to Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

This Current Report on Form 8-K/A amends the April 2nd Form 8-K/A to include unaudited interim financial statements of the business acquired relating to the acquisition pursuant to Item 9.01(a) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited financial statements of Mediasite K.K. at March 31, 2013, and for each of the years ended March 31, 2013 and 2012 were filed as Exhibit 99.1 to the April 2nd Form 8-K/A.

Unaudited interim financial statements of Mediasite K.K. at September 30, 2013, and for each of the six month periods ended September 30, 2013 and 2012 are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated balance sheet of Sonic Foundry at December 31, 2013 and unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2013 and the three months ended December 31, 2013 reflecting the acquisition of Mediasite K.K. were filed as Exhibit 99.2 to the April 2nd Form 8-K/A and are hereby incorporated by reference.

(d)	Exhibits

EXHIBIT LIST

NUMBER	DESCRIPTION

23	Consent of BDO Toyo & Co., as independent registered public accounting firm for MediaSite K.K. is attached hereto as Exhibit 23.

99.1	Audited financial statements of Mediasite K.K. at March 31, 2013, and for each of the years ended March 31, 2013 and 2012 were filed as Exhibit 99.1 to the April 2nd Form 8-K/A.*

99.2	Unaudited pro forma condensed consolidated balance sheets of Sonic Foundry at December 31, 2013 and unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2013 and the three months ended December 31, 2013 were filed as Exhibit 99.2 to the April 2nd Form 8-K/A.*

99.3	Unaudited interim financial statements of Mediasite K.K. at September 30, 2013, and for each of the six month periods ended September 30, 2013 and 2012 are attached hereto as Exhibit 99.3

*	Filed with the Company’s Current Report on Form 8-K/A on April 2, 2014 (SEC File No. 0000-30407)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

May 1, 2014	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Chief Financial Officer